Share Subscription Receivable	3 Months Ended
Dec. 31, 2020
Share Subscription Receivable
Share Subscription Receivable

4.	Share Subscription Receivable

On September, 30, 2019 the Company issued 2,000,000 new shares of Common Stock to a Joyful Corporation Limited, (“Joyful”) a Samoa-based company at a price of $1.25 per share, for cash with total proceeds of $2.5 million. Of this amount, a sum of $400,000 was deposited as an advance upon the signing of the Share Subscription Agreement.

Over the course of the year to September 30, 2020, various creditors of the Company had agreed to assign their receivables from the Company to Joyful which, in turn offset these amounts against the appropriate share subscription amounts due to the Company for the shares issued. The total amounts agreed to be offset in this manner was $512,412.

The amount for Share Subscription Receivable has not changed since September 30, 2020 whilst negotiations continued in respect of other parties for a similar arrangement of a set-off between three indebted parties. See Note 11(b) on Subsequent Events.